Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Calypso Wireless, Inc. (the “Company”) on Form 10-QSB for the period September 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, George Schilling, CEO and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George Schilling

George Schilling
CEO and President
Dated:  February 22, 2008

A signed original of this written statement required by Section 906 has been provided to Calypso Wireless, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.